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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): JANUARY 5, 2001
                                -----------------



                         FAIRPOINT COMMUNICATIONS, INC.
                         ------------------------------
             (Exact Name of Registrant as specified in its charter)



            DELAWARE                   333-56365                13-3725229
  -----------------------------     ----------------       -------------------
  (State or other jurisdiction      (Commission File         (IRS Employer
         of incorporation)              Number)            Identification No.)



      521 EAST MOREHEAD STREET, SUITE 250, CHARLOTTE, NORTH CAROLINA 28202
      --------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (704) 344-8150
                                 ---------------


                                       N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report):


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Item 5. Other Events

        On January 5, 2001, FairPoint Communications, Inc. issued a press release (the "Press Release") announcing the completion of its plan to consolidate the operations of its subsidiary, FairPoint Communications Solutions Corp. The Press Release is hereby incorporated by reference herein and is attached hereto as Exhibit 99.1.

Item 7.

        Exhibits 99.1 Press Release, dated January 5, 2001.


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                                   SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FAIRPOINT COMMUNICATIONS, INC.



                                   By:  /s/ WALTER E. LEACH, JR.
                                        ----------------------------
                                        Name:   Walter E. Leach, Jr.
                                        Title:  Senior Vice President and
                                                Chief Financial Officer


Date: January 5, 2001